EXHIBIT 10.5



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                             2001 Stock Option Plan

                                       of

                                   JOULE INC.


     1. Purpose. The purpose of this 2001 Stock Option Plan of Joule Inc. (the "Plan") is to advance the interests of Joule Inc. (the "Company") and its subsidiaries by providing a larger personal and financial interest in the success of the Company and its subsidiaries to certain directors and officers and other key employees upon whose judgment, interest and special efforts the Company and its subsidiaries are dependent for the successful conduct of its and their operations and to enable the Company and its subsidiaries to compete effectively with others for the services of qualified persons to serve as directors of the Company and for new employees as may be needed for the continued improvement of the enterprise. It is believed that the acquisition of such interest will stimulate the efforts of such persons on behalf of the Company and its subsidiaries and strengthen their desire to remain in the service of the Company and its subsidiaries.

     2. Participants. No option may be granted under this Plan to Emanuel N. Logothetis or any member of his immediate family (as such term is defined in Rule 16a-1(e) under the Securities Exchange Act of 1934 (the "Exchange Act")). The directors, officers and key employees of the Company to whom options may be granted under this Plan shall be determined by a Stock Option Committee appointed by the Board of Directors as provided in Section 10 hereof. A grantee may hold more than one option.

     Nothing contained in this Plan, nor in any option granted pursuant to this Plan, shall confer upon any employee any right to continue in the employ of the Company or its subsidiaries nor limit in any way the right of the Company or its subsidiaries to terminate such employee's employment at any time.

     As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     3. Effectiveness and Termination of Plan. This Plan shall become effective upon adoption by the stockholders of the Company. This Plan shall terminate on the earliest of (i) ten (10) years from its adoption date, (ii) when all shares of Common Stock , par value $.01 per share (the "Common Stock"), that may be issued under this Plan shall have been issued through exercise of options granted under this Plan or (iii) at any earlier time as the Board of Directors may determine.

     Any option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.


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     4. The Common Stock.  The aggregate  number of shares of Common Stock which may be issued under this Plan shall consist of 500,000 shares, subject to adjustment as provided in Section 7 hereof. Such number of shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. All shares of Common Stock subjected under this Plan to an option which, for any reason, is canceled or terminates unexercised as to such shares may again be subjected to an option under this Plan.

     5. Types of Options and Terms and Conditions.

     (a) Options granted under this Plan shall be in the form of (i) incentive stock options as defined in Section 422 of the Code ("incentive stock options") or (ii) options not qualifying under said Section ("non-qualified stock options").

     (b) Options may be granted at any time and from time to time prior to the termination of this Plan. Except as hereinafter provided, all options granted pursuant to this Plan shall be subject to the following terms and conditions:

          (i) Price. The purchase price of the shares of Common Stock issuable upon exercise of options granted under this Plan shall be not less than 100% of the fair market value of the Common Stock on the date of the grant of the option. The purchase price shall be paid in full at the time of such purchase in (A) cash, (B) shares of Common Stock of the Company valued at the fair market value of the Common Stock on the date of purchase or (C) any combination of cash and Common Stock. In addition, if the Stock Option Committee so provides, an option may be exercised by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes in full and such other documents as the Stock Option Committee may determine. The purchase price shall be subject to adjustment, but only as provided in
     Section 7 hereof.

          (ii) Duration and Exercise of Options. Options may be granted for terms of up to but not exceeding ten (10) years from the date the particular option is granted. Except as otherwise provided in this Plan, options shall be exercisable as provided by the Stock Option Committee at the time of grant thereof.

          (iii)Termination of Employment. Upon termination of employment, the grantee's rights to exercise an option shall be only as follows:

          Disability  or  Otherwise  with  Board  Approval.   If  the  grantee's
          employment is terminated, with the approval of the Stock Option Committee, because of disability or other reasons, the grantee or the grantee's estate (in the event of death after such termination) may, within three months following such termination, exercise the option with respect to all or any part of the shares of Common


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          Stock  subject  thereto,  regardless  of whether the right to purchase such shares had accrued at the time of termination of employment.

          Death. If the grantee's employment is terminated by death, the grantee's estate shall have the right for a period of one year following the date of such death to exercise the option with respect to all or any part of the shares of Common Stock subject thereto, regardless of whether the right to purchase such shares had accrued at the date of death.

          Other Reasons. If the grantee's employment is terminated for any reason other than those provided above under "Disability or Otherwise with Board Approval" and "Death," the grantee or the grantee's estate (in the event of death after such termination) may, within the one month period following such termination, exercise the option with respect to only such number of shares of Common Stock as to which the right of exercise had accrued prior to such termination of employment.

          General. Notwithstanding the foregoing, no option shall be exercisable in whole or in part after the termination date provided in the option. A grantee's "estate" shall mean the grantee's legal representatives upon death or any person who acquires the right under the laws of descent and distribution to exercise an option by reason of the grantee's death.

          (iv) Transferability of Option. Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee.

          (v) Surrender of Options. The Stock Option Committee may require the surrender of outstanding options as a condition precedent to the grant of new options. Upon each such surrender, the option or options surrendered shall be canceled and the shares of Common Stock of the Company previously subject to the option or options under this Plan shall thereafter be available for the grant of options under this Plan.

          (vi) Per-Participant Limit. No employee may be granted options in any year on more than 100,000 shares of Common Stock (subject to adjustment as provided in Section 7 hereof).

          (vii)Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Stock Option Committee shall deem appropriate at the time of grant.

     (c) Incentive stock options granted pursuant to this Plan shall be subject to all the terms and conditions included in subsection (b) and to the following terms and conditions:


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          (i) No incentive stock option shall be granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company.

          (ii) The aggregate fair market value (determined on the date of grant) of Common Stock for which an employee is granted incentive stock options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an option shall be treated as a non-qualified stock option.

     6. Rights of a Shareholder. A recipient of options under this Plan shall have no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to Section 7 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

     7. Adjustment of and Changes in Common Stock. In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors or the Stock Option Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 7 may be settled in cash or otherwise as the Stock Option Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     8. Securities Act Requirements. No option granted pursuant to this Plan shall be exercisable in whole or in part, and the Company shall not be obligated to sell any shares of Common Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements), as in effect at that time. Each option shall be subject to the further


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requirement  that, if at any time the Stock Option  Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Stock Option Committee.

     9. Withholding. Appropriate provision (which may, in accordance with rules determined by the Stock Option Committee, include the election by the grantee to have the Company withhold from the Common Stock to be issued such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Common Stock already owned to satisfy the withholding amount) shall be made for all taxes required to be withheld from shares of Common Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including sale or retention of shares) to provide for payment of such taxes.

     10. Administration and Amendment of Plan. The Plan shall be administered by a Stock Option Committee composed of two or more directors who are "non-employee directors" (as such term is defined in Rule 16b-3 under the Exchange Act) or who shall satisfy such requirements as the Securities and Exchange Act may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act, and who are "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code. Such Committee shall have the power and duties with respect to this Plan and its administration except such powers and duties as are specifically reserved under this Section 10 to the Board of Directors or to the stockholders of the Company. The Board of Directors may from time to time remove members from the Stock Option Committee or add members thereto, and vacancies in such Committee, however caused, shall be filled by the Board. The Stock Option Committee from time to time may adopt rules and regulations for carrying out this Plan. The interpretation and construction by the Stock Option Committee of any provision of this Plan or any option granted pursuant thereto shall be final and conclusive. No member of the Board of Directors or of the Stock Option Committee, if any, shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant hereto. The Board of Directors (but not any Stock Option Committee) may from time to time make such changes in and additions to this Plan, and the Stock Option Committee may amend the terms and conditions of any option, in each case as it may deem proper and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that, except as provided in
Section 7 hereof, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Common Stock subject to this Plan shall not be increased and the minimum purchase price shall not be changed,
(ii) no option shall be exercisable more than ten (10) years after the date it is granted, and (iii) the expiration date of this Plan shall not be extended. Amendments to this Plan or to any option granted hereunder may be applied prospectively or retroactively; provided, however, that no such amendment to any option previously granted shall impair the rights of the grantee thereof without the consent of such grantee or the estate of such grantee.


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     The Board of Directors or the Stock Option  Committee shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution or of any consolidation or merger of the Company with or into any other corporation, to amend all outstanding options to permit the exercise of all such options prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board of Directors or the Stock Option Committee shall exercise such power, all options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the grantee at any time or from time to time as determined by the Board of Directors or the Stock Option Committee prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

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